UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1, 99.2, 99.3 and 99.4 to this report are the Notice of Annual and Special General Meeting, Management Proxy Circular, Proxy and Request for Voting Instructions dated April 12, 2007.  Such exhibits are being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.

Description

99.1

Notice of Annual and Special General Meeting dated April 12, 2007

99.2

Management Proxy Circular

99.3

Proxy

99.4

Request for Voting Instructions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: April 13, 2007

By:

/s/ Sunil Amin

Sunil Amin

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Notice of Meeting

99.2

Management Proxy Circular

99.3

Proxy

99.4

Request for Voting Instructions

EXHIBIT 99.1

4710 Kingsway – Suite 1100, Vancouver, British Columbia, V5H 4M2
Telephone: (604) 684-2449  Fax: (604) 684-9314

NOTICE OF ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the annual and special general meeting (the “Meeting”) of the shareholders of VISIPHOR CORPORATION (the “Company”) will be held at Suite 428, 4720 Kingsway, Metrotower II, Burnaby, British Columbia V5H 4N2, Burnaby, British Columbia on Friday, May 11, 2007, at 10:00 a.m. Pacific Time for the following purposes:

To receive and consider the report of the directors of the Company.

1.

To receive and consider the audited financial statements of the Company for the period ending December 31, 2006 together with auditor’s reports thereon.

2.

To elect directors for the ensuing year.

3.

To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration.

4.

To consider, and if thought advisable, to approve certain transactions in connection with the  incentive share options of Visiphor to increase the number of shares issuable under the incentive share option plan of Visiphor.

5.

To transact such other business as may properly come before the meeting or any adjournment thereof.

A shareholder who is unable to attend the Meeting in person and who wishes to ensure that such shareholder’s shares will be voted at the Meeting, is requested to complete, sign and date the enclosed form of Proxy and deliver it by hand or by mail in accordance with the instructions set out in the form of Proxy and in the Management Proxy Circular.  A shareholder who plans to attend the Meeting must follow the instructions set out in the form of proxy and in the Management Proxy Circular to ensure that their shares will be voted at the Meeting.

DATED at Vancouver, British Columbia, April 12, 2007

BY ORDER OF THE BOARD OF DIRECTORS

“Roy Trivett”

(signed) Roy Trivett

Chief Executive Officer

EXHIBIT 99.2

Visiphor Corporation NOTICE OF THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR

TABLE OF CONTENTS

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

8

MANAGEMENT PROXY CIRCULAR FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF
VISIPHOR CORPORATION TO BE HELD ON MAY 11, 2007

9

PART 1 -

VOTING

9

VOTING BY PROXY

9

NON-REGISTERED SHAREHOLDERS

11

PART 2 –

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

12

PART 3 –

THE BUSINESS OF THE MEETING

12

FINANCIAL STATEMENTS

12

ELECTION OF DIRECTORS

12

APPOINTMENT OF THE AUDITOR

14

ANNUAL APPROVAL OF STOCK OPTION PLAN

14

PART 4 –

EXECUTIVE COMPENSATION

15

COMPENSATION OF NAMED EXECUTIVE OFFICERS

15

COMPENSATION OF DIRECTORS

17

PART 5 –

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

18

PART 6 –

AUDIT COMMITTEE

18

AUDIT COMMITTEE CHARTER

18

AUDIT COMMITTEE MEMBERS

18

RELEVANT EDUCATION AND EXPERIENCE

18

EXTERNAL AUDITOR SERVICE FEES

19

RELIANCE ON EXEMPTION

20

PART 7 –

CORPORATE GOVERNANCE

20

BOARD OF DIRECTORS

20

DIRECTORSHIPS

21

ORIENTATION AND CONTINUING EDUCATION

21

ETHICAL BUSINESS CONDUCT

21

NOMINATION OF DIRECTORS

21

COMPENSATION

22

COMMITTEES OF THE BOARD OF DIRECTORS

22

ASSESSMENTS

22

PART 8 –

OTHER INFORMATION

23

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

23

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

23

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING

23

MANAGEMENT CONTRACTS

23

CEASE TRADE ORDERS AND BANKRUPTCY

23

PERSONAL BANKRUPTCY

23

OTHER MATTERS

24

ADDITIONAL INFORMATION

24

DIRECTORS’ APPROVAL

24

APPENDIX A

1

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1

APPENDIX B

6

CHARTER FOR THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

6

APPENDIX C

9

CORPORATE DISCLOSURE POLICY

9

4710 Kingsway – Suite 1100, Vancouver, British Columbia, V5H 4M2
Telephone: (604) 684-2449  Fax: (604) 684-9314

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the annual general and special meeting (the “Meeting”) of the shareholders of VISIPHOR CORPORATION (the “Company”) will be held at Suite 428, 4720 Kingsway, Metrotower II, Burnaby, British Columbia V5H 4N2, Burnaby, British Columbia on Friday, May 11, 2007, at 10:00 a.m. Pacific Time for the following purposes:

To receive and consider the report of the directors of the Company.

1.

To receive and consider the audited financial statements of the Company for the period ending December 31, 2006 together with auditor’s reports thereon.

2.

To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration.

3.

To elect directors for the ensuing year.

4.

To consider, and if thought advisable, to approve certain transactions in connection with the  incentive share options of Visiphor to increase the number of shares issuable under the incentive share option plan of Visiphor.

5.

To transact such other business as may properly come before the meeting or any adjournment thereof.

A shareholder who is unable to attend the Meeting in person and who wishes to ensure that such shareholder’s shares will be voted at the Meeting, is requested to complete, sign and date the enclosed form of Proxy and deliver it by hand or by mail in accordance with the instructions set out in the form of Proxy and in the Management Proxy Circular.  A shareholder who plans to attend the Meeting must follow the instructions set out in the form of proxy and in the Management Proxy Circular to ensure that their shares will be voted at the Meeting.

DATED at Vancouver, British Columbia, April 12, 2007

BY ORDER OF THE BOARD OF DIRECTORS

“Roy Trivett”

(signed) Roy Trivett

Chief Executive Officer

MANAGEMENT PROXY CIRCULAR FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF VISIPHOR CORPORATION TO BE HELD ON MAY 11, 2007

The information contained in this Management Proxy Circular, unless otherwise indicated, is as of April 5, 2007.

This Management Proxy Circular is being mailed by the management of Visiphor Corporation. (“Visiphor” or the “Corporation”) to everyone who was a shareholder of record of Visiphor on April 5, 2007, which is the date that has been fixed by the directors of Visiphor as the record date to determine the shareholders who are entitled to receive notice of the meeting.

We are mailing this Management Proxy Circular in connection with the solicitation of proxies by and on behalf of our management for use at the annual general and special meeting of the shareholders of Visiphor that is to be held on Friday, May 11, 2006, at 10:00 a.m. (Vancouver time) at Suite 428, 4720 Kingsway, Metrotower II, Burnaby, British Columbia V5H 4N2, Burnaby, British Columbia.  The solicitation of proxies will be primarily by mail.  Certain directors of Visiphor may also solicit proxies by telephone or in person.  The cost of solicitation will be borne by Visiphor.

Under our By-laws, at least two shareholders entitled to vote at the meeting must be present in person or be represented by proxy before any action may validly be taken at the meeting.  If such a quorum is not present in person or by proxy, we will reschedule the meeting.

PART 1 - VOTING

HOW A VOTE IS PASSED

All of the matters that will come to a vote at the meeting as described in the attached Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favour, then the resolution is approved.

WHO CAN VOTE?

If you are a registered shareholder of Visiphor as at April 5, 2007, you are entitled to attend at the meeting and cast a vote for each share registered in your name on all resolutions put before the meeting.  If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf but documentation indicating such officer’s authority should be presented at the meeting.  If you are a registered shareholder but do not wish to, or cannot, attend the meeting in person you can appoint someone who will attend the meeting and act as your proxyholder to vote in accordance with your instructions (see “Voting by Proxy”).  If your shares are registered in the name of a “nominee” (usually a bank, trust company, securities dealer or other financial institution) you should refer to the section entitled “Non-registered Shareholders” set out below.

It is important that your shares be represented at the meeting regardless of the number of shares you hold.  If you will not be attending the meeting in person, we invite you to complete, date, sign and return your form of proxy as soon as possible so that your shares will be represented.

VOTING BY PROXY

If you do not come to the meeting, you can still make your votes count by appointing someone who will be there to act as your proxyholder.  You can either tell that person how you want to vote or you can let him or her decide for you.  You can do this by completing a form of proxy.

In order to be valid, you must return the completed form of proxy by 10:00 a.m. (Vancouver time) on Wednesday, May 9, 2007, to our Transfer Agent, Pacific Corporate Trust Company, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia V6C 3B9; facsimile number (604) 689-8144.

What is a proxy?

A form of proxy is a document that authorizes someone to attend the meeting and cast your votes for you.  We have enclosed a form of proxy with this Management Proxy Circular.  You should use it to appoint a proxyholder, although you can also use any other legal form of proxy.

Appointing a proxyholder

You can choose any individual to be your proxyholder.  It is not necessary for the person whom you choose to be a shareholder.  To make such an appointment, simply fill in the person’s name in the blank space provided in the enclosed form of proxy.  To vote your shares, your proxyholder must attend the meeting.  If you do not fill a name in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder.  Those persons are directors and/or officers of Visiphor.

Instructing your proxy

You may indicate on your form of proxy how you wish your proxyholder to vote your shares.  To do this, simply mark the appropriate boxes on the form of proxy.  If you do this, your proxyholder must vote your shares in accordance with the instructions you have given.

If you do not give any instructions as to how to vote on a particular issue to be decided at the meeting, your proxyholder can vote your shares as he or she thinks fit.  If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your shares at the meeting as follows:

1.

To elect as directors the individuals listed on the form of proxy for the ensuing year.

2.

To appoint Grant Thornton LLP as auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration.

3.

To approve certain transactions in connection with the incentive share options of Visiphor and to approve an increase in the number of shares issuable under the incentive share option plan of Visiphor.

For more information about these matters, see Part 3 - The Business of the Meeting.  The enclosed form of proxy gives the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting.  At the time of printing this Management Proxy Circular, the management of Visiphor is not aware of any other matter to be presented for action at the meeting.  If, however, other matters do properly come before the meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters.

Changing your mind

If you want to revoke your proxy after you have delivered it, you can do so at any time before it is used.  You may do this by (a) attending the meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the registered office of Visiphor at Suite 1100 - 4710 Kingsway, Burnaby, British Columbia V5H 4M2; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 5:00 in the afternoon (Vancouver time) on the last business day before the day of the meeting, or any adjournment thereof, or delivered to the person presiding at the meeting before it (or any adjournment) commences.  If you revoke your proxy and do not replace it with another that is deposited with us before the deadline, you can still vote your shares but to do so you must attend the meeting in person.

NON-REGISTERED SHAREHOLDERS

If your shares are not registered in your own name, they will be held in the name of a “nominee,” usually a bank, trust company, securities dealer or other financial institution and, as such, your nominee will be the entity legally entitled to vote your common shares and must seek your instructions as to how to vote your shares.

Accordingly, unless you have previously informed your nominee that you do not wish to receive material relating to shareholders’ meetings, you will have received this Management Proxy Circular from your nominee, together with a form of proxy or a Request for Voting Instruction Form.  If that is the case, it is most important that you comply strictly with the instructions that have been given to you by your nominee on the voting instruction form.  If you have voted and wish to change your voting instructions, you should contact your nominee to discuss whether this is possible and what procedures you must follow.

If your shares are not registered in your own name, Visiphor’s Transfer Agent will not have a record of your name and, as a result, unless your nominee has appointed you as a proxyholder, will have no knowledge of your entitlement to vote.  If you wish to vote in person at the meeting, therefore, please insert your own name in the space provided on the form of proxy or voting instruction form that you have received from your nominee.  If you do this, you will be instructing your nominee to appoint you as proxyholder.  Please adhere strictly to the signature and return instructions provided by your nominee.  It is not necessary to complete the form in any other respect, since you will be voting at the meeting in person.  Upon arrival at the meeting, please register with the representative of Visiphor’s Transfer Agent, Pacific Corporate Trust Company, who will act as scrutineer for the meeting.

The Notice of Annual and Special Meeting of Shareholders, this Management Proxy Circular and Visiphor’s annual report for the fiscal year ended December 31, 2006, are being sent to both registered and non-registered owners of our common shares.  If you are a non-registered owner and we have sent these materials to you directly, your name and address and information about your holdings of common shares of Visiphor have been obtained in accordance with applicable securities regulatory requirements from the nominee holding the securities on your behalf.  By choosing to send these materials to you directly, Visiphor (and not your nominee) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the Request for Voting Instructions Form (printed on blue paper) which is enclosed.

PART 2 – VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Visiphor has authorized capital of an unlimited number of common shares and an unlimited number of Preferred shares, issuable in one or more series, having the rights, privileges, restrictions and conditions as are set out in Visiphor’s Articles.  Each shareholder is entitled to one vote for each common share registered in his or her name at the close of business on April 5, 2007, the date fixed by our directors as the record date for determining who is entitled to receive notice of and to vote at the meeting.

At the close of business on April 5, 2007, 44,114,775 common shares in the capital of Visiphor were outstanding.  To the knowledge of our directors and officers, there are no persons or companies who or which beneficially owned, directly or indirectly, or exercised control or direction over 10% or more of our common shares on that date.

PART 3 – THE BUSINESS OF THE MEETING

FINANCIAL STATEMENTS

The audited financial statements of Visiphor for the year ended December 31, 2006, will be placed before you at the meeting.  These financial statements have been mailed to shareholders together with the Notice of Annual Meeting of Shareholders and this Management Proxy Circular.

ELECTION OF DIRECTORS

Directors of Visiphor are elected for a term of one year.  The term of office of each of the nominees proposed for election as a director will expire at the meeting, and each of them, if elected, will serve until the close of the next annual meeting, unless he resigns or otherwise vacates office before that time.  Under our Articles and By-laws, the number of directors shall be fixed from time to time by either the Board of Directors or by the shareholders, but shall not be fewer than three nor more than ten.  Visiphor currently has eight directors.

Nominees for Election

The following are the nominees proposed for election as directors of Visiphor, together with the number of common shares and stock options that are beneficially owned, directly or indirectly, or over which control or direction is exercised, by each nominee.  All of the nominees are currently directors.  Each of the nominees has agreed to stand for re-election and we are not aware of any intention of any of them not to do so.  If, however, one or more of them should become unable to stand for re-election, it is likely that one or more other persons would be nominated at the meeting for election and, in that event, the persons designated in the form of proxy will vote in their discretion for a substitute nominee.

Name and place of residence	Principal occupation	Director since	Number of common shares(2)	Number of options
Oliver “Buck” Revell Director Dallas, Texas, U.S.A.	Chairman of the Board of the Company; President, Revell Group International	January 31, 2000	1,278,196	310,000
Roy Trivett Director Surrey, B.C., Canada	Chief Executive Officer of the Company, President of Trivett Holdings Ltd., an investment company	March 4, 2002	4,145,277	1,200,000
Clyde Farnsworth(5) Director Southport, N.C., U.S.A.	Director of the Company	March 4, 2004	435,834	215,000
Al Kassam Director Surrey, B.C., Canada	Vice President, Sales, Marketing and Support, and Director of the Company	November 21, 2004	472,384	450,000
Keith Kretschmer(6) Director Sequim, Washington, U.S.A.	Director of the Company	March 4, 2004	1,182,500	415,000
Michael C. Volker(5) (6) Director West Vancouver, B.C., Canada	Director of the Company	November 21, 2004	125,000	215,000
Wanda Dorosz(6) Director Mississauga, Ontario, Canada	The Chairman and CEO of Quorum Group of Companies.	August 8, 2006	0	100,000

Notes:

(1)

The information as to shares beneficially owned, not being within the knowledge of the management of Visiphor, has been furnished by the respective individuals, or has been extracted from the register of shareholdings maintained by Visiphor’s Transfer Agent or from publicly available insider reports filed by each individual.

(2)

The approximate number of shares of the Company carrying the right to vote in all circumstances beneficially owned, directly and indirectly, or over which control or direction is exercised by each proposed nominee.

(3)

The number of Shares beneficially owned by the above nominees for directors, directly or indirectly, is based on information furnished by Pacific Corporate Trust Company, the registrar and transfer agent of the Company, and by the nominees themselves.

(4)

Includes 93,333 common shares owned by a trust for which Al Kassam acts as the trustee but does not include 66,660 common shares owned by Mary Kassam, the spouse of Mr. Kassam.

(5)

Member of Audit Committee.

(6)

Member of Compensation Committee.

Visiphor’s management recommends that shareholders vote in favour of the nominees for election as directors.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the election of the eight nominees as directors of Visiphor for the ensuing year.

APPOINTMENT OF THE AUDITOR

During the financial year ended December 31, 2006, Grant Thornton LLP, Chartered Accountants, served as Visiphor’s auditor and have served as auditor of Visiphor since October 2005.  See Part 6 – Audit Committee – External Auditor Service Fees.

Visiphor’s management recommends that shareholders vote in favour of the re-appointment of Grant Thornton LLP, Chartered Accountants, as Visiphor’s auditor for the ensuing year and grant the Board of Directors the authority to determine the remuneration to be paid to the auditor.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the appointment of Grant Thornton LLP to act as our auditor until the close of our next annual meeting and also intend to vote FOR the proposed resolution to authorize the Board of Directors to fix the remuneration to be paid to the auditor.

ANNUAL APPROVAL OF STOCK OPTION PLAN

TSX Venture Exchange policies require that rolling stock option plans which set the number of shares issuable under the plan at a maximum of 20% of the issued and outstanding shares from time to time must be approved and ratified by shareholders and submitted to the Exchange for approval on an annual basis.

Visiphor’s 2007 Stock Option Incentive Plan (the “Plan”) was implemented by the Board of Directors in November, 2003.  Pursuant to the Plan the aggregate number of common shares reserved for issuance under the Plan, and common shares reserved for issuance under any other share compensation arrangement granted or made available by Visiphor from time to time, may not exceed 20% of Visiphor’s outstanding common shares as at May 11, 2007.

The Plan is administered by the Board of Directors of Visiphor and enables Visiphor to better align the interests of its directors, management and employees with those of its shareholders and reduce the cash compensation Visiphor would otherwise have to pay.  The term of any options granted under the Plan will be fixed by the Board of Directors and may not exceed ten years.  The exercise price of options granted under the Plan will be determined by the Board of Directors, provided that it is not less than the lowest price permitted by the Exchange.  Any options granted pursuant to the Plan will terminate within 30 days of the option holder ceasing to act as an eligible person pursuant to the Plan, unless such cessation is on account of death, disability or termination of employment with cause.  If such cessation is on account of disability or death, the options terminate on the first anniversary of such cessation, and if it is on account of termination of employment with cause, the options terminate immediately.  The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Visiphor’s common shares.

As of the date of this Circular, options to acquire up to 7,075,426 common shares of Visiphor are outstanding.  Based on the issued and outstanding capital of Visiphor at the date of this Circular, a total of 8,822,955 options will be available to be granted pursuant to the Plan, this will include the aforementioned, 7,075,426 previously granted, leaving 1,747,529 available for grant.  See Part 5 – Securities Authorized for Issuance under Equity Compensation Plans.

The full text of the Plan is available for viewing by shareholders at Visiphor’s registered office located at Suite 1100, 4710 Kingsway, Burnaby,  British Columbia, during normal business hours at any time up to and including the day prior to the meeting or any adjournment thereof.

Visiphor’s management recommends that shareholders vote in favour of the resolution to approve the Plan.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the annual approval of the Plan.

PART 4 – EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Roy Trivett served as Chief Executive Officer of Visiphor throughout Visiphor’s financial year ended December 31, 2006, also, Mr. Trivett served as President until September 20, 2006, Wayne Smith has served as Chief Financial Officer of Visiphor since his appointment on September 1, 2002 resigned effective January 31, 2007; Al Kassam, Vice President, Sales, Marketing and Support Services (together, the “Named Executive Officers”) were paid more than $150,000 in compensation during the most recently completed financial year.  The following table provides a summary of the compensation earned by the Named Executive Officers during the financial year ended December 31, 2006, and in the three most recently completed financial years.

Summary Compensation

		Annual Compensation			Long-Term Compensation
Name and principal position	Fiscal year (period) ended	Salary	Bonus	Other annual compensation	Securities under options granted
Roy Trivet(1) Chief Executive Officer	2006 2005 2004 2003	168,800 200,000 172,496 84,767	N/A 50,000 N/A N/A	N/A N/A N/A N/A	684,444 0 674,444 N/A
Wayne Smith (2) Chief Operating Officer and Chief Financial Officer	2006 2005 2004 2003	180,165 175,000 132,040 112,500	N/A 40,000 30,000 N/A	N/A N/A N/A N/A	458,888 0 358,888 0
Al Kassam(3) Vice President, Sales, Marketing & Support Services	2006 2005 2004 2003	167,690 166,000 137,298 10,412	N/A N/A N/A N/A	N/A N/A N/A N/A	130,356 0 120,356 79,644

Notes:

(1)

Mr. Trivett became President and Chief Executive Officer as of July 10, 2003 and on September 20, 2006 resigned as President.

(2)

Mr. Smith joined the Company as of May 1, 2002 resigned effective January 31, 2007.

(3)

Mr. Kassam joined the Company as of November 24, 2003.

Options and Stock Appreciation Rights

No incentive stock options were exercised by the Named Executive Officers during the 12-month period ended December 31, 2006.  The following table sets out the value of unexercised incentive stock options as at December 31, 2006.

The following table includes certain information with respect to the value of all previously awarded unexercised options held by the Named Executive Officers at December 31, 2006.

Outstanding Equity Awards at 2006 Fiscal Year-End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Roy Trivett	190,000 180,000 66,667 161,481 18,519	0 90,000 133,333 322,963 37,037	N/A	0.40 0.45 0.21 0.13 0.085	August 28, 2007 June 24, 2008 August 15, 2009 December 6, 2009 March 5, 2010
Wayne Smith	5,556 5,556 100,000 86,667 66,667 86,296	0 0 0 43,333 133,333 172,592	N/A	0.45 0.45 0.40 0.45 0.21 0.13	June 30, 2007 October 31, 2007 August 18, 2007 June 24, 2007 August 15, 2009 December 6, 2009
Al Kassam	31,111 60,000 33,334 10,119 16,178	0 0 66,666 20,237 32,355	N/A	0.45 0.45 0.21 0.13 0.085	September 26, 2007 August 18, 2007 June 24, 2008 August 15, 2009 March 5, 2010

All options are granted for a period of three years.  One-third of the options vest on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant.

(1)

The underlying securities are common shares of Visiphor.  The exercise price is the price of Visiphor’s common shares on the date of grant.

(2)

The closing price of the underlying stock on the TSX Venture Exchange on December 31, 2006.  The closing price of the shares on December 31, 2006, was $0.115.

COMPENSATION OF DIRECTORS

The following table provides compensation information for the fiscal year ended December 31, 2006 for each of the Company’s non-employee members of the Board.

Director Compensation for 2006

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compen-sation ($)	Total ($)
Oliver Revell Chairman of the Board	8,500	N/A	13,094	N/A	N/A	55,225	76,819
Clyde Farnsworth	17,250	N/A	12,357	N/A	N/A	N/A	29,607
Norman Inkster	12,500	N/A	28,505	N/A	N/A	N/A	41,005
Keith Kretschmer	16,250	N/A	21,912	N/A	N/A	N/A	38,162
Michael Volker	19,000	N/A	10,850	N/A	N/A	N/A	29,850
Wanda Dorosz	7,250	N/A	4,777	N/A	N/A	N/A	12,027

(1)

Roy Trivett and Al Kassam are not included in this table as they are employees of the Company and thus receive no compensation for services as directors on the Board.  The compensation received by Messrs. Trivett and Kassam as employees of Visiphor is shown in the Summary Compensation Table on page 11.

During the most recently completed financial year ended December 31, 2006, there was cash compensation of $80,750 earned by Visiphor’s directors.  The Company compensates directors that do not receive compensation as consultants or employees on a fee per meeting attended basis. There were eight meetings during 2006.  The payment structure is $2,500 for personal attendance at full Board meetings, $1,500 for attendance by telephone and $1,000 for personal attendance at committee meetings and $750 for attendance by telephone to committee meetings.  The Company reimburses directors for expenses incurred in connection with their services as directors.  The Company may grant stock options to its directors of which the timing, number, and exercise price are established on a case-by-case basis.  The Compensation Committee (the “Committee”) is appointed by the Board of the Company from members of the Board of Directors, all of which are independent non-employee directors. No director may serve on the Committee unless he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.  The Committee Chair and members are designated annually by a majority of the full Board, and may be removed, at any time, with or without cause, by a majority of the full Board. See Part 3 – The Business of the Meeting – Election of Directors.

PART 5 – SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following information is as of December 31, 2006, Visiphor’s most recently completed financial year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by security holders	8,292,500	$0.32	322,618
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	8,292,500	$0.32	322,618

(1)

See Part 3 – The Business of the Meeting – Annual Approval of Stock Option Plan for a summary of the main features of the Plan.

PART 6 – AUDIT COMMITTEE

AUDIT COMMITTEE CHARTER

The charter for the Audit Committee of the Board of Directors of Visiphor is attached to this Circular as Appendix A.

AUDIT COMMITTEE MEMBERS

Messrs. Clyde Farnsworth, Michael C. Volker and Norman Inkster, three directors of Visiphor, are members of the Corporation’s Audit Committee.  Messrs. Farnsworth, Volker and Inkster are considered “independent” as that term is defined in applicable securities legislation, and all three of the Audit Committee members have the ability to read and understand financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by Visiphor’s financial statements.

In determining whether a director is independent, the Board considers, for example, whether the director has any interests or relationships – other than those arising from his shareholdings in Visiphor – which could, or could be perceived to, interfere with the director's ability to objectively assess the performance of management, or to exercise independent judgement in the best interests of Visiphor.  On this basis, the three members of the Audit Committee are considered to be independent.

RELEVANT EDUCATION AND EXPERIENCE

All of the Audit Committee members have experience in financial matters and each has a broad understanding of accounting principles used to prepare financial statements and as to the general application of such accounting principles, as well as the internal controls and procedures necessary for financial reporting.  In addition, each of the members of the Audit Committee have knowledge of the role of an audit committee in the realm of reporting companies from their years of experience as directors of, or association with, public companies other than Visiphor.

Clyde Farnsworth

Mr. Farnsworth served as the Director of Reserve Bank Operations and Payment Systems for the Board of Governors of the United States Federal Reserve System prior to retirement in June 1999. As the Director, Mr. Farnsworth had responsibility for operations of the twelve Federal Reserve banks on behalf of the Federal Reserve Board. During his term, he represented the Board of Governors on the following Group of Ten Committees of the Bank for International Settlements; the Committee on Payment and Settlement Systems; the Group of Computer Experts; and the Security Experts. Mr. Farnsworth’s duties also included automation and communication planning, financial planning, financial control, and budgeting for the twelve Reserve Banks. Prior to joining the Federal Reserve Board in 1975, he served as an officer and economist at the Federal Reserve Bank of Richmond, VA, from August 1969 to August 1975.  He was a professor of economics at Virginia Tech from 1967 to 1969, and was an Adjunct Professor at the University of Richmond and at Virginia Commonwealth University while working at the Richmond Federal Reserve Bank.  Mr. Farnsworth holds a Bachelor of Arts degree in mathematics, a Master of Arts degree in finance, and a Ph.D. in economics.

Michael C. Volker

Mr. Volker currently serves as the Director of the Industry Liaison Office of Simon Fraser University in Burnaby, British Columbia.  From June 1996 to June 2001, he was Chairman of the Vancouver Enterprise Forum and continues as an active director managing the Vancouver Technology Angel Network. Mr. Volker has taught courses in engineering, economics, design and management (organizational behavior) at the University of Waterloo, University of Toronto, Simon Fraser University, and Kansas University. Mr. Volker obtained his Bachelor of Science and Masters of Science degrees from the University of Waterloo. Mr. Volker also served a maximum term as a Governor of the University of Waterloo (1987 - 1993).

Norman Inkster

Mr. Inkster was the Commissioner of the RCMP from 1987 to 1994, President of Interpol from 1992 to 1994, Special Adviser to the Auditor General of Canada following the events of September 11, 2001, appointed Special Adviser on matters of security by the Government of Ontario, an Officer of the Order of Canada, Global Managing Partner of the forensic practice of a major international accounting firm, Member of the Canadian and International Associations of the Chiefs of Police, Honourary Chief of the Blackfoot Tribe and Honourary Member of the Bear Clan of the Cree Nation and Founder and President of the Inkster Group.

EXTERNAL AUDITOR SERVICE FEES

Fees billed by Grant Thornton LLP, for professional services totaled $110,098 for the year ended December 31, 2006 and $24,500 for the year ended December 31, 2005, including fees associated with the annual audit and reviews of quarterly reports on Form 10-QSB.

Audit-Related Fees

Fees for audit-related services totaled $nil for the year ended December 31, 2006.   Audit-related fees incurred for the year ended December 31, 2005 were $nil.

Tax Fees

Fees for tax services, including fees for review of the Company’s consolidated federal income tax return, billed by  Grant Thornton LLP totaled $1,090 for the year ended December 31, 2006 and $nil for the year ended December 31, 2005.

All other Fees

Fees billed by Grant Thornton LLP, for professional services rendered during the fiscal years ended December 31, 2006 totaled $8,000 and $nil for December 31, 2005 other than those specified above.

The Audit Committee pre-approves audit engagement terms and fees prior to the commencement of any audit work, other than that which may be necessary for the independent auditor to prepare the proposed audit approach, scope and fee estimates. The independent auditors annually submit a written proposal that details all audit and audit related services. Audit fees are fixed and contained in the proposal, and the Audit Committee reviews the nature and dollar value of services provided under such proposal. Any revisions to such proposal after the engagement has begun are reviewed and pre-approved by the Audit Committee.

There were no fees in 2006 that were not pre-approved by the Audit Committee. All services described above under the captions "Audit Fees", Audit Related Fees"  "Tax Fees" and “All other Fees” were approved by the Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).

RELIANCE ON EXEMPTION

As Visiphor is a “Venture Issuer” pursuant to relevant securities legislation, Visiphor is relying on the exemption in Section 6.1 of Multilateral Instrument 52-110-Audit Committees (“MI 52-110”) from the reporting requirements with respect to the composition of the audit committee and the Company’s reporting obligations of MI 52-110.

PART 7 – CORPORATE GOVERNANCE

Following is a summary of Visiphor’s approach to corporate governance.

BOARD OF DIRECTORS

The Board of Directors of Visiphor believes in the exercise of independent supervision over management and it strives to ensure that the Board is composed of a majority of independent directors.  The Board, at present, is composed of eight directors, of which Messrs. Revell, Farnsworth, Kretschmer, Inkster and Volker and Ms. Dorosz are considered to be independent as defined by securities legislation.  In determining whether a director is independent, the Board considers, for example, whether the director has any interests or relationships – other than those arising from his shareholdings in Visiphor – which could, or could be perceived to, interfere with the director's ability to objectively assess the performance of management, or to exercise independent judgement in the best interests of Visiphor.

The Board delegates to management, through the Chief Executive Officer, the responsibility for meeting defined corporate objectives, implementing approved strategic and operating plans, carrying on Visiphor’s business in the ordinary course, managing Visiphor’s cash flow, evaluating the sales of its software and services achieved through the implementation and customization of software as well as from the support, training, and ongoing maintenance and from consulting services opportunities, recruiting staff (or consultants) and complying with applicable regulatory requirements. The Board also looks to management to furnish recommendations respecting corporate objectives, long-term strategic plans and annual operating plans.  Board consideration and approval is required for all material contracts, business transactions and all debt and equity financing proposals.

DIRECTORSHIPS

Certain of the directors of Visiphor are also directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Name	Reporting Issuer (or equivalent in a foreign jurisdiction)
Roy Trivett	Silicon Slopes Capital Corp. (TSXV:SLS) based in Vancouver, BC
Michael Volker	GraphOn Corporation. (OTC:GOJO) based in Santa Cruz, CA; Plutonic Power Corporation (TSXV:PCC) based in Vancouver, BC; Silicon Slopes Capital Corp (TSXV:SLS) based in Vancouver, BC
Wanda Dorosz	Noveko International Inc. (TSXV:EKO) based in Lachine, QC, WellPoint Systems Inc. (TSXV:WPS) based in Calgary, Alta; CCR Technologies Ltd. (TSE:CRL) based in Calgary, Alta

ORIENTATION AND CONTINUING EDUCATION

Visiphor has not yet developed an official orientation or training program for new directors.  Orientation activities will be tailored to the particular needs and experience of each director and the overall needs of the Board as and when this becomes necessary.  New directors will become familiar with Visiphor by meeting with the other directors and with officers and employees of Visiphor, as well as receiving an introductory overview of Visiphor’s business, and having the opportunity to review relevant financial information, reports on operations and results, public disclosure filings, committee charters and other background information on Visiphor and its operations.

ETHICAL BUSINESS CONDUCT

The Board monitors the ethical conduct of Visiphor and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges.  The Board has found that the fiduciary duties placed on individual directors by applicable corporate law, as well as the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest, have been sufficient to date to ensure that the Board operates independently of management and in the best interests of Visiphor’s business and operations, as well as shareholders’ interests.

NOMINATION OF DIRECTORS

The Board of Directors considers its size each year when it considers the number of directors to recommend to its shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain diversity of view and experience.  The Board has not appointed a nominating committee and these functions are currently performed by the Board as a whole.

COMPENSATION

The Board of Directors is responsible for determining all forms of compensation to be granted to the Chief Executive Officer and the other executive officers of Visiphor.  If the Board determines that compensation will be granted to the executive officers, the Board will consider: i) recruiting and retaining executives critical to the success of Visiphor and the enhancement of shareholder value; ii) providing fair and competitive compensation; iii) balancing the interests of management and Visiphor’s shareholders; and iv) rewarding performance, both on an individual basis and with respect to operations in general.

During the most recently completed financial year ended December 31, 2006, there was cash compensation of $80,750 earned by Visiphor's directors.  The Company compensates directors that do not receive compensation as consultants or employees on a fee per meeting attended basis. There were eight meetings during 2006.  The payment structure is $2,500 for personal attendance at full Board meetings, $1,500 for attendance by telephone and $1,000 for personal attendance at committee meetings and $750 for attendance by telephone to committee meetings.  The Company reimburses directors for expenses incurred in connection with their services as directors.  The Company may grant stock options to its directors of which the timing, number, and exercise price are established on a case-by-case basis.  The Compensation Committee (the “Committee”) is appointed by the Board of the Company from members of the Board of Directors, all of which are independent non-employee directors. No director may serve on the Committee unless he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.  The Committee Chair and members are designated annually by a majority of the full Board, and may be removed, at any time, with or without cause, by a majority of the full Board. (see Part 4 – Executive Compensation – Compensation of Directors).

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Visiphor has, to date, appointed an audit committee and a compensation committee. The Board does not have an executive committee.

The Audit Committee is comprised of three directors of Visiphor.  The Audit Committee is responsible for the policies and practices relating to integrity of Visiphor’s financial and regulatory reporting, as well as internal controls to achieve the objectives of safeguarding Visiphor’s assets; reliability of financial information; and compliance with policies and laws.  For further information regarding the mandate of the Audit Committee, its specific authority, duties and responsibilities, as well as the Audit Committee Charter, see Part 6 – Audit Committee and Appendix A.

The audit committee functions include: (a) meeting with the financial officers of the Company and its independent auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans; (b) appointing the auditors subject to shareholder approval; and reviewing and recommending to the Company Board for approval, the Company’ financial statements and certain other documents required by regulatory authorities.

The compensation committee considers the terms of employment of the Chief Executive Officer and the Chief Financial Officer and general compensation policy and the policy for granting awards under the Company’s share incentive plan. For further information regarding the mandate of the Compensation Committee, its specific authority, duties and responsibilities, as well as the Compensation Committee Charter, see Appendix B.

ASSESSMENTS

The Board does not formally review the contributions of individual directors.  However, it believes that its current size facilitates informal discussion and evaluation of members’ contributions within that framework.  It is intended that, with the evolution of Visiphor’s operations and corporate governance policies, a more formal assessment process will be refined over time.

PART 8 – OTHER INFORMATION

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No one director or officer, or former director or officer, was indebted to Visiphor during the most recently completed financial year ended December 31, 2006, for other than “routine indebtedness”, as that term is defined by applicable securities law.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No proposed nominee for election as a director, and no director or officer of Visiphor or its subsidiaries, Visiphor (US) Corporation and Sunaptic Solutions Inc., who has served in such capacity since the beginning of the last financial year of Visiphor, and no shareholder holding of record or beneficially, directly or indirectly, more than 10% of Visiphor’s outstanding common shares, and none of the respective associates or affiliates of any of the foregoing, had any interest in any transaction with Visiphor or in any proposed transaction since the beginning of the last completed financial year that has materially affected Visiphor or its subsidiary, or is likely to do so.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING

Roy Trivett (Chief Executive Officer) and Al Kassam (Vice President, Sales, Marketing and Support Services) have served as the directors and executive officers of Visiphor during the last completed financial year ended December 31, 2006.

None of the directors or executive officers of Visiphor, no proposed nominee for election as a director of Visiphor, none of the persons who have been directors or executive officers of Visiphor since the commencement of Visiphor’s last completed financial year, none of the other insiders of Visiphor and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the meeting other than the election of the directors and annual approval of the 2007 Stock Option Incentive Plan.

MANAGEMENT CONTRACTS

The management functions of Visiphor and its subsidiaries, Visiphor (US) Corporation and Sunaptic Solutions Inc., are performed by our directors and executive officers and we have no management agreements or arrangements under which such management functions are performed by persons other than the directors and executive officers of Visiphor.

CEASE TRADE ORDERS AND BANKRUPTCY

As at the date of this Circular, no proposed nominee for election as a director of Visiphor is, or has been, within ten years before the date of this Circular, a director or executive officer of any company (including Visiphor) that, while that person was acting in that capacity:

(a)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(b)

was subject to an event that resulted, after the director or executive officer ceased to be director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period or more than 30 consecutive days; or

(c)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

PERSONAL BANKRUPTCY

As at the date of this Circular, no proposed nominee for election as a director of Visiphor has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

OTHER MATTERS

Management of Visiphor is not aware of any other matters to come before the meeting other than as set forth in the Notice of Meeting that accompanies this Management Proxy Circular.  If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

ADDITIONAL INFORMATION

You may obtain additional financial information about Visiphor in our comparative financial statements and Management’s Discussion and Analysis for the year ended December 31, 2006, which are included with this Management Proxy Circular.  Additional copies may be obtained without charge upon request to us at Suite 1100, 4710 Kingsway, Burnaby, British Columbia V5H 4M2 or by telephone or facsimile at (604) 684-9314.  You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com.

DIRECTORS’ APPROVAL

The Board of Directors of Visiphor Corporation has approved the contents of this Management Proxy Circular and its distribution to each shareholder entitled to receive notice of the meeting.

Vancouver, British Columbia, April 12, 2007.

“Roy Trivett”

Roy Trivett, Director

APPENDIX A

to the Management Proxy Circular of

VISIPHOR CORPORATION

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.

Purpose

The audit committee is a committee of the board of directors.  Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.   In doing so, it is the responsibility of the audit committee to provide an open avenue of communication between the board of directors, management, the internal auditors, and the independent accountants.

2.

Organization

The audit committee shall be appointed annually by the Board of Directors.

The audit committee shall be composed at least three, but not more than five, independent directors.

Only independent directors may be members of the audit committee.  An independent director is a director who:

•

 is not and has not been employed in an executive capacity of the company for at least five years prior to election to the audit committee;

•

 is not a significant1 advisor or consultant to the company, nor affiliated with any firm that is;

•

 is not affiliated with a significant customer or supplier of the company;

•

 does not have a personal services contract with the company;

•

 is not affiliated with a tax-exempt entity that receives significant contributions from the company; and

•

 is not a spouse, parent, sibling, child or in-law of any person described in (1) through (5) or of any member of management.

At least one member of the committee shall have a background in financial reporting, accounting or auditing.

The Board shall appoint one of the members of the audit committee as Chairperson.  It is the responsibility of the Chairperson to schedule all meetings of the committee and provide the committee with a written agenda for all meetings.

-------------------------------------------------

1 a significant relationship is any that results in the payment by the company to the corresponding entity of cash or cash equivalents that exceed $60,000. in Canadian funds

1

3.

Committee Mandate

In meeting its responsibilities, the committee shall:

4.

General

•

Have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities.  The committee shall have unrestricted access to members of management and all information relevant to its responsibilities.  The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

•

Meet at least 2 times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

•

Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

•

Review and update the committee’s charter.

•

Perform such other functions assigned by law, the company’s charter or bylaws, or the board of directors.

•

Meet with the head of internal auditing, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

5.

Internal Controls and Risk Assessment

•

Review and evaluate the effectiveness of the company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the company.

•

Consider and review with management, the independent accountants and the head of internal auditing:

•

The effectiveness of or weaknesses in the company’s internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

•

Any related significant findings and recommendations of the independent accountants and internal auditing together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

2

•

Review with the head of internal auditing and the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

•

Discuss with management, the Company’s independent accountants, and the head of internal auditing, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

6.

Financial Reporting

•

Review filings with the regulatory agencies and other published documents containing the company’s financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

•

Review with management and the independent accountants at the completion of the annual examination:

•

The company’s annual financial statements and related footnotes.

•

The independent accountants’ audit of the financial statements and his or her report thereon.

•

Any significant changes required in the independent accountants’ audit plan.

•

Any serious difficulties or disputes with management encountered during the course of the audit.

•

The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

•

Other matters related to the conduct of the audit which is to be communicated to the committee under generally accepted auditing standards.

•

Review and approve the company's accounting principles.

•

Assess internal processes for determining and managing key financial statement risk areas.

3

7.

External Auditor

•

Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

•

Review the scope and approach of the annual audit with the independent accountants.

•

Assess the external auditors' process for identifying and responding to key audit and internal control risks.

•

Review the external auditors' identification of issues and business and financial risks and exposures.

•

Confirm and assure the independence of the independent accountants, including a review of the nature of all services and related fees provided by the independent accountants.

•

Instruct the independent accountants to report directly to the audit committee any serious difficulties or disputes with management.

8.

Internal Auditor

•

Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.

•

Consider, in consultation with the head of internal auditing, the audit scope and role of the internal auditors.

•

Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the company's overall business objectives and management's success and risk factors.

•

Consider and review with management and the head of internal auditing:

•

Significant findings during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

•

Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

•

Any changes required in the planned scope of their audit plan.

•

The internal auditing department budget and staffing.

•

The internal auditing department charter.

•

Internal auditing’s compliance with Canadian GAAP.

•

Review and concur in the appointment, replacement, reassignment, or dismissal of the head of internal auditing.

•

Confirm and assure the independence of the internal auditor.

4

9.

Compliance with Laws and Regulations

•

Ascertain whether the company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

•

Review with the company's general counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, related company compliance policies, and programs and reports received from regulators.

10.

Compliance with Codes of Ethical Conduct

•

Review and assess the company's processes for administering a code of ethical conduct.

•

Review with the head of internal auditing and the independent accountants the results of their review of the company’s monitoring of compliance with the company’s code of conduct, including compliance with the Foreign Corrupt Practices Act.

•

Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

Approved and adopted by the Board of Directors on March 22, 2007.

5

APPENDIX B

to the Management Proxy Circular of

VISIPHOR CORPORATION

CHARTER FOR THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Purpose

This Compensation Committee Charter governs the operations of the Compensation Committee (the "Committee") of the Board of Directors (the “Board”) of Visiphor Corporation (the “Company”). This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company.

Organization

There shall be a committee appointed by the Board of the Company from members of the Board of Directors, all of which shall be independent non-employee directors known as the Committee. The number of Committee members shall be as determined by the Board consistent with the Company’s certificate of incorporation and by-laws as the same may be amended from time to time. In addition, no director may serve on the Committee unless he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.  The Committee Chair and members shall be designated annually by a majority of the full Board, and may be removed, at any time, with or without cause, by a majority of the full Board. Vacancies shall be filled by a majority of the full Board.

Statement of Policy

The Committee shall provide assistance to the Board in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to developing policies and making specific recommendations to the Board with respect to the direct and indirect compensation of the Company’s executive officers. The goal of these policies is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the Board, executive management of the Company and the Company’s employees and associates.

Committee Mandate

In meeting its responsibilities, the Committee shall remain flexible, in order to best react to changing conditions and to ensure to the Board and to the shareholders that the corporate compensation practices of the Company are in accordance with all applicable requirements and are of the highest quality. The Committee shall also produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

In carrying out these responsibilities, the Committee will:

•

Review and approve the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”), evaluate the CEO’s performance with respect to such goals, and subject to existing contractual obligations, set the CEO’s compensation level based on such evaluation;

•

Consider the CEO’s recommendations with respect to other executive officers;

•

Evaluate the Company’s performance both in terms of current achievements and significant initiatives with long-term implications;

•

Assess the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company;

•

Compare compensation levels with those of other leading companies in similar or related industries;

•

Review financial, human resources and succession planning within the Company;

•

Recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs;

•

Recommend to the Board the payment of additional year-end contributions by the Company;

•

Grant stock incentives to key employees of the Company and administer the Company’s stock incentive plans;

•

Monitor compliance with legal prohibition on loans to directors and executive officers of the Company;

•

Review and recommend for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management;

•

Review at least annually the adequacy of this charter and recommend any proposed changes to the Board for its approval;

•

Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors;

•

Investigate, within the scope of its duties, any matter brought to its attention; and

•

Report to the Shareholders in the Company’s proxy statement on the executive compensation of the CEO and other executive officers of the Company in accordance with applicable rules and regulations.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's Bylaws and applicable laws and regulations.

Meetings

A majority of Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is attained, shall be the act of the Committee. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall meet as required, keep a record of its proceedings, if appropriate or needed, and report thereon from time to time to the Board.

Approved and adopted by the Board of Directors on March 22, 2007.

APPENDIX C

to the Management Proxy Circular of

VISIPHOR CORPORATION

CORPORATE DISCLOSURE POLICY

1. Purpose and Intent of the Corporate Disclosure Policy

The purpose of the Company’s Corporate Disclosure Policy is to ensure that the Company:

(a)

Controls the communications between the Company and its external stakeholders;

(b)

Complies with its continuous and timely disclosure obligations;

(c)

Avoids selective disclosure of Company information;

(d)

Protects and prevents the improper use or disclosure of material information and confidential information;

(e)

Educates the Company’s personnel on the appropriate use and disclosure of material information and confidential information;

(f)

Fosters and facilitates compliance with applicable laws; and

(g)

Creates formal Disclosure Officers to help achieve the above objectives.

In general, the intent of the policy is:

(a)

To ensure that everyone who invests in the Company’s securities should have equal access to information that may affect their investment decisions. Insiders of the Company and others who have undisclosed material information about the Company should not purchase or sell the Company’s securities or inform others of the undisclosed material information unless it is necessary in the ordinary course of business.

b)

This policy shall extend to the Board of Directors, officers, employees and consultants of the Company and its subsidiaries and those authorized to speak on the Company’s behalf. It covers disclosures in documents filed with securities commissions, stock exchanges and written statements made in annual and quarterly reports, news releases, letters to shareholders, speeches and presentations by senior management or other persons speaking on behalf of the Company and information contained on the Company’s website and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, interviews with the media as well as press conferences and conference calls.

(c)

This policy shall confirm in writing the Company’s existing practices and meets its goal to raise awareness of the Company’s approach among the Board of Directors, officers, senior management, employees and others who have undisclosed material information about the Company.

All definitions contained in the Company’s Security Trading Policy apply to this policy.

9

2. Disclosure Officers

The Disclosure Officers are the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”). Where the disclosure relates to financial statements, information derived from financial statements or financial projections, the CFO shall be deemed a Disclosure Officer.

The Disclosure Officers have the responsibility to:

(i)

Update this policy regularly, including to take account of new developments and standards of practice;

(ii)

Monitor the effectiveness of and compliance with this policy;

(iii)

Educate the Company’s directors, officers and employees about the matters covered by this policy;

(iv)

Review and authorize all written, electronic and oral disclosure before it is publicly disclosed;

(v)

Monitor the Company’s website;

(vi)

Meet as needed, but at least once every year, to discuss drafting responsibilities for public documents and to identify any areas of particular risk and sensitivity that require special care; and

(vii)

Document, monitor and evaluate the disclosure controls and procedures and internal controls and procedures for financial reporting of the Company.

The Disclosure Officers are responsible for determining whether information is material, the timely disclosure of material information in accordance with securities laws, monitoring compliance with the policy and overseeing the disclosure controls, procedures and practices of the Company.

In addition, the Disclosure Officers must report to the Audit Committee and external auditors any significant changes in the Company’s internal controls and procedures for financial reporting or in factors that could affect such controls and procedures including corrective actions taken.

The Disclosure Officers must present the Audit Committee with the formal disclosure controls and procedures and internal controls and procedures once they are in place.

Everyone to whom this policy applies must be instructed to notify a Disclosure Officer as soon as material developments occur. The Disclosure Officers should report to the Audit Committee or the Board of Directors on any significant issues arising under this policy, including circumstances where there is a serious occurrence of selective disclosure.

3. Disclosure of Material Information

3.1 Determination of Whether Information is Material

Information about the Company is considered to be material if it has a significant effect or would reasonably be expected to have a significant effect on the market price of the Company’s securities. The determination of whether information is material is subjective. The list of events set forth in Appendix “A”, although not exhaustive, should be considered in making the determination of whether information is material.

10

3.2 Method and Content of Disclosure of Material Information

The Company shall disclose all material information to external stakeholders as soon as practicable after the event giving rise to the material information has occurred. All material information shall be disclosed via news release, using a news service approved by the Toronto Stock Exchange and the applicable U.S. securities regulators. The material information shall also be posted on the Company’s website.

The news release shall include sufficient information to enable external stakeholders to understand the nature and timing of the event giving rise to the material information as well as to allow such stakeholders to make an informed assessment of the effect of the material information on the market price of the Company’s securities.

Material changes concerning the Company must be reported in accordance with applicable securities regulation. When determining whether or not information is material, the following principles must be applied:

(i)

the nature of the information, the volatility and liquidity of the Company’s securities and prevailing market conditions will impact on materiality;

(ii)

material information cannot be made immaterial by breaking it into smaller pieces;

(iii)

the determination of whether or not information is material often involves the exercise of difficult business judgments based on experience; and

(iv)

if there is any doubt about whether or not information is material, the Company must err on the side of caution and the information must be disclosed to the public.

3.3 Responsibility for Disclosure of Material Information

The Disclosure Officers shall have responsibility for the disclosure of material information. These individuals have responsibility for the disclosure of material information because, by virtue of their positions within the Company:

(a)

They are completely familiar with the operations of the Company;

(b)

They are continuously up-to-date on pending material developments within the Company; and

(c)

They have sufficient understanding of the disclosure rules to enable them to determine whether information is material and hence requires disclosure.

The Disclosure Officers are the only individuals authorized to communicate with analysts, shareholders and other stakeholders regarding the material disclosed by the Company. By establishing this restriction, the Company ensures that:

(a)

A consistent message is delivered to external stakeholders regarding Company matters;

(b)

Only information authorized to be disclosed to external stakeholders is disclosed; and

(c)

Selective disclosure of material information is avoided.

In certain circumstances, the Disclosure Officers may, on a case-by-case basis delegate their responsibility for external communication to other suitably qualified individuals within the Company. However, without such explicit delegation, external communication is restricted to the CEO and the CFO.

11

Where a news release contains information based on the Company’s financial statements prior to the release of such statements, such news release should first be reviewed by the CFO and the Audit Committee.

3.4 Contacts with Analysts, Investors and the Media

Disclosure in individual or group meetings does not constitute adequate disclosure of information that is considered material non-public information. If the Company intends to announce material information at an analyst or shareholder meeting or a press conference or conference call, the announcement must be preceded by a news release.

The Company recognizes that analysts are important conduits for disseminating corporate information to the investing public and that analysts play a key role in interpreting and clarifying existing public data and in providing investors with background information and details that cannot practically be put in public documents. The Company recognizes that meetings with significant investors are an important element of the Company’s investor relations program. The Company will meet with analysts and investors on an individual or small group basis as needed and will initiate contacts or respond to analyst and investor calls in a timely, consistent and accurate fashion in accordance with this policy.

The Company will provide only non-material information through individual and group meetings, in addition to regular publicly disclosed information, recognizing that an analyst or investor may construct this information into a mosaic that could result in material information. The Company will, upon request, provide the same sort of detailed, non-material information to individual investors or reporters that it has provided to analysts and institutional investors. Where practical, more than one Company representative will be present at all individual and group meetings. Where practical, a debriefing will be held after these meetings and, if such debriefing uncovers, selective disclosure of previously undisclosed material information, the Company will immediately disclose the information broadly via news release.

4. Selective Disclosure

Selective disclosure of the Company information is prohibited except where such disclosure is in the “necessary course of business”1. It is for this reason that communications with external stakeholders are restricted to a limited number of individuals within the Company, as outlined in section 2.3 of this policy.

In the event of inadvertent disclosure of material information to an external stakeholder, the Company shall, as soon as practicable after the disclosure, issue a news release to inform all external stakeholders of the material information.

5. Blackout Periods

In order to avoid the potential for selective disclosure or even the perception or appearance of selective disclosure, the Company will observe a quarterly blackout period, during which we will not initiate any meetings or telephone contacts with analysts and investors and no discussion on earnings will take place, except to respond to unsolicited inquiries of a factual nature. The blackout period generally commences 15 business days before the announcement of the financial results for the end of each fiscal quarter of the Company and ending at the end of the business day after the day of the announcement of the financial results for the quarter and, in respect of the fourth quarter, 45 days before release of the financial results for the year.

For other Company announcements of Material Information (as defined in the Company’s Securities Trading Policy), the blackout period begins on the day that the Material Information becomes finalized and ends at the end of the business day after the day of the announcement.

This blackout period does not preclude responding to inquiries concerning publicly available or non-material information.

6. Forward-Looking Information (FLI)

Should the Company elect to disclose forward-looking information (FLI) in continuous disclosure documents, speeches, conference calls, etc.; the following guidelines will be observed:

(a)

The information, if deemed material, will be broadly disseminated via news release, in accordance with this policy.

-------------------------------------------------

2 See National Policy 51-201 Disclosure Standards.

12

(b)

The information will be clearly identified as forward-looking.

(c)

The Company will identify all material assumptions used in the preparation of the forward-looking information.

(d)

The information must be accompanied by a statement that identifies, in very specific terms, the risks and uncertainties that may cause the actual results to differ materially from those projected in the statement.

(e)

The information must be accompanied by a statement that disclaims the Company’s intention or obligation to update or revise the FLI, whether as a result of new information, future events or otherwise. Notwithstanding this disclaimer, should subsequent events prove past statements about current trends to be materially off target, the Company may choose to issue a news release explaining the reasons for the difference in accordance with the Company’s past practice in these matters.

(f)

The Disclosure Officers must obtain the approval of the Board of Directors or Audit Committee before issuing a news release containing FLI or financial information which is based on or derived from financial statements that have not been released.

7. Reviewing Analyst Draft Reports and Models

It is the Company’s policy to review, upon request, analysts' draft research reports or models. The Company will review the report or model for the purpose of pointing out errors in fact based publicly disclosed information. It is the Company’s policy, when an analyst inquires about its estimates, to question an analyst's assumptions if the estimate is a significant outlier among the range of estimates and/or the Company’s published earnings guidance. The Company will limit its comments in responding to these types of inquiries to the correction of factual errors. The Company will not confirm, or attempt to influence, an analyst's opinions or conclusions and will not express comfort with the analyst's model and earnings estimates. In order to avoid appearing to "endorse" an analyst's report or model, the Company will provide its comments orally or will attach a disclaimer to written comments to indicate the report was reviewed only for factual accuracy.

8. Distributing Analyst Reports

The Company regards analyst reports as proprietary information belonging to the analyst's firm. Re-circulating a report by an analyst may be viewed as an endorsement by the Company of the report. For these reasons, the Company will not provide analyst reports through any means, including posting such information on its website, to persons outside of the Company. The Company may post on its website a complete list, regardless of the recommendation, of all the investment firms and analysts who provide research coverage on the Company. If provided, such list will not include links to the analysts' or any other third party websites or publications.

9. Conference Calls

If conference calls are ever deemed advisable to be held for quarterly earnings and major corporate developments in which discussion of key aspects is accessible simultaneously to all interested parties, some as participants by phone and others in a listen-only mode by phone or by webcast on the website. The call will be preceded by a news release. Conference calls about corporate developments and other material information likely to significantly affect the Company’s share price typically will be scheduled outside trading hours where possible, to avoid or minimize the risk of selective disclosure. At the beginning of the call, a Company spokesperson will provide or refer to the location of appropriate cautionary language with respect to any FLI.

The Company will publicly announce the date and time of the call, by sending invitations to analysts, institutional investors, the media and others invited to phone in, and by news release and posting on the website for other persons to access the call. All non-material supplemental information will be posted on the website. A tape recording of the conference call or an archived audio webcast on the Internet will be made available following the call for a minimum of 30 days, for anyone interested in listening to a replay.

A debriefing will be held after the conference call and if the debriefing uncovers selective disclosure of previously undisclosed material information, the Company will immediately disclose the information broadly via a news release.

13

10. Trading Restrictions

It is illegal for anyone to purchase or sell securities of any public company with knowledge of material information affecting that company that has not been publicly disclosed. Except in the necessary course of business, it is also illegal for anyone to inform any other person of material non-public information.

Insiders, employees and consultants with knowledge of confidential or material information about the Company or counter-parties in negotiations of material potential transactions, are prohibited from trading shares in the Company or any counter-party until the information has been fully disclosed and a reasonable period of time has passed for the information to be widely disseminated.

Trading blackout periods will apply to all insiders, employees and consultants with access to material undisclosed information during periods when financial statements are being prepared but results have not yet been publicly disclosed. During a blackout period, no individuals subject to a trading restriction can purchase or sell securities of the Company.

Other trading blackout periods may be prescribed from time to time as a result of special circumstances relating to the Company during which insiders, employees or consultants of the Company would be precluded from trading in securities of the Company. All persons with knowledge of special circumstances should be covered by the blackout and may include external advisors such as legal counsel, investment bankers and counter-parties in negotiations of material potential transactions. Blackout periods imposed on the Company employees generally will also apply to the Company’s Directors and Officers. Applicable laws will be complied with in determining and implementing blackout periods associated with the Company’s benefit plans. The Disclosure Officers are designated to monitor trading in the Company securities by directors, officer and other employees of the Company who routinely know of undisclosed material information. Such directors, officers and other employees must obtain the approval of a Disclosure Officer before the purchase or sale of any the Company securities. A Disclosure Officer must obtain the approval of the Audit Committee before purchasing or selling any of the Company’s securities. .

Directors, officers, employees and other consultants of the Company who routinely know of undisclosed material information may not purchase or sell the Company securities with the intention of reselling or buying back in a relatively short period of time in the exception of a rise or fall in the market price of the securities (as distinguished from purchasing or selling securities as part of a long term investment program). Directors, officers and other employees of the Company may not, at any time, sell the Company securities short or buy or sell call or put options or other derivatives in respect of the Company securities.

Immediately after becoming an insider and immediately following the purchase or sale of securities of the Company, an insider must complete and file all insider reports required by the securities regulators.

14

11. Maintaining Confidentiality

The Company shall provide to all employees on-going education on the importance of maintaining the confidentiality of Company information and on the protocol to be followed in the event that they are asked (whether orally, in writing or electronically) by external stakeholders or others to comment on the Company’s material or confidential information.

Any employee privy to confidential information is prohibited from communicating this information to anyone else, unless it is necessary to do so in the course of business. Efforts will be made to limit access to such confidential information to only those who need to know the information, and such persons will be advised that the information is to be kept confidential. Communication by e-mail leaves a physical track of its passage that may be subject to later decryption attempts. All confidential information being transmitted over the Internet must be secured by the strongest encryption and validation methods available. Employees must be aware of potential issues and limitations in using e-mail to transmit confidential information. Outside parties’ privy to undisclosed material information concerning the Company will be told that they must not divulge such information to anyone else, other than in the necessary course of business and that they may not trade in the Company's securities until the information is publicly disclosed. Such outside parties will confirm their commitment to non-disclosure in the form of a written confidentiality agreement.

In order to prevent the misuse or inadvertent disclosure of material information, the following procedures should be observed:

(a)

Confidential matters should not be discussed in places where the discussion may be overheard, such as elevators, hallways, restaurants, airplanes or taxis.

(b)

Confidential documents should not be read in public places and should not be discarded where others can retrieve them.

(c)

Employees must ensure they maintain the confidentiality of information in their possession outside of the office.

(d)

Transmission of documents by electronic means, such as by fax or directly from one computer to another, should be made only where it is reasonable to believe that the transmission can be made and received under secure conditions.

(e)

Unnecessary copying of confidential documents should be avoided and documents containing confidential information should be promptly removed from conference rooms and work areas after meetings have concluded. Extra copies of confidential documents should be shredded or otherwise destroyed.

(f)

Access to confidential electronic data should be restricted through the use of passwords.

(g)

Documents and files containing confidential information should be kept in a safe place where access is restricted to individuals who "need to know" that information in the necessary course of business.

(h)

All proprietary information, including computer programs and other records, remain the property of the Company and may not be removed, disclosed, copied or otherwise used except in the normal course of employment or with the prior permission of a Disclosure Officer. .

15

12. Electronic Communications

The Disclosure Officers shall have responsibility for ensuring that the Company’s material information and investor information on the Company website is accurate and up-to-date. Investor information shall be maintained in a separate area of the Company website to ensure a distinction with the promotional areas of the website.

The Company shall not post financial analyst reports on the Company website as to do so may create the impression that the Company endorses the contents of the reports.

Company directors, officers and employees are prohibited from participating in discussions about the Company on electronic chat rooms or news groups. Chat rooms or news groups may be the genesis for rumors about the Company, which may or may not be factual. The Company, its directors, officers and employees shall not respond to such rumors on the chat rooms or news groups. Directors, officers and employees who encounter a discussion pertaining to the Company should advise a Disclosure Officer immediately.

The website shall include a notice that advises the reader that the information posted was accurate at the time of posting but may be superseded by subsequent disclosures. As much as practical, all data posted to the website shall show the date that such material was posted. Any material changes in information must be updated in a timely manner.

Web Links

Links from the Company’s website to a third-party website must be approved by a Disclosure Officer. Any such links will include a notice that advises the reader that he or she is leaving the Company’s website and that the Company is not responsible for the contents of the other site.

Website Disclosures

Disclosure on the Company’s website alone does not constitute adequate disclosure of information that is considered material non-public information. Any disclosures of material information on the website will be preceded by a news release.

Electronic Enquiries

Response to electronic enquiries will be the responsibility of the Disclosure Officers. Only public information or information which could otherwise be disclosed in accordance with this policy shall be utilized in responding to electronic inquiries.

13. Rumors

If a rumor (whether from a chat room, news group or other, non-electronic source) is circulating about the Company and the Company is concerned that it may have a material impact on the market price of the Company’s shares, then:

(a) A Disclosure Officer shall contact Market Surveillance at the Toronto Stock Exchange and the American Stock Exchange to advise them of the situation;

(b) The Company shall consider the requirements of issuing a clarifying press release to quell the rumor, in accordance with the provisions of section 2 of this policy.

16

14. Communication and Enforcement

New directors, officers and employees will be advised of this communications policy and its importance. This policy will be brought to the attention of all employees on an annual basis. A director, officer or employee who violates this policy may face disciplinary action up to and including termination of his or her employment or association with the Company. The violation of this communications policy may also violate certain securities laws. If the Company discovers that a director, officer or employee has violated any securities laws, the Company may refer the matter to the appropriate regulatory authorities, which could lead to penalties, fines or imprisonment.

This policy has been reviewed by the Audit Committee and approved and adopted by the Board of Directors on March 22, 2007. The Disclosure Officers will recommend any material changes to this policy for review by the Audit Committee and approval by the Board of Directors as needed.

17

APPENDIX “A”

Examples of Information That May Be Material

(Reproduced from National Policy 51-201)

Changes in Corporate Structure

•

changes in share ownership that may affect control of the company

•

major reorganizations, amalgamations, or mergers

•

take-over bids, issuer bids, or insider bids

Changes in Capital Structure

•

the public or private sale of additional securities

•

planned repurchases or redemptions of securities

•

planned splits of common shares or offerings of warrants or rights to buy shares

•

any share consolidation, share exchange, or stock dividend

•

changes in a company’s dividend payments or policies

•

the possible initiation of a proxy fight

•

material modifications to the rights of security holders

Changes in Financial Results

•

a significant increase or decrease in near-term earnings prospects

•

unexpected changes in the financial results for any period

•

shifts in financial circumstances such as cash flow reductions, major asset write-offs or write-downs

•

changes in the value or composition of the company’s assets

•

any material change in the company’s accounting policies

Changes in Business and Operations

•

any development that effects the Company’s resources, technology, products or markets

•

a significant change in capital investment plans or corporate objectives

•

major labour disputes or disputes with major contractors or suppliers

•

significant new contracts, products, patents, or services or significant losses or contracts or business

•

significant discoveries by resources companies

•

changes to the board of directors or executive management (CEO, CFO, COO or president)

•

the commencement of, or developments in, material legal proceedings or regulatory matters

•

waivers of corporate ethics and conduct rules for officers, directors and other key employees

•

any notice that reliance on a prior audit is no longer permissible

•

de-listing of the company’s securities or their movement from one quotation system or exchange to another.

Acquisitions and Dispositions

Significant acquisitions or dispositions of assets, property or joint venture interests acquisitions of other companies, including a take-over bid for, or merger with, another company

Changes in Credit Arrangements

•

the borrowing or lending of a significant amount of money

•

any mortgaging or encumbering of the company’s assets

•

defaults under debt obligations, agreements to restructure debt, or planning enforcement procedures by a bank or any other creditors

•

changes in rating agency decisions

•

significant new credit arrangement

18

APPENDIX A

to the Management Proxy Circular of

VISIPHOR CORPORATION

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.

Purpose

The audit committee is a committee of the board of directors.  Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.   In doing so, it is the responsibility of the audit committee to provide an open avenue of communication between the board of directors, management, the internal auditors, and the independent accountants.

2.

Organization

The audit committee shall be appointed annually by the Board of Directors.

The audit committee shall be composed at least three, but not more than five, independent directors.

Only independent directors may be members of the audit committee.  An independent director is a director who:

(1)

 is not and has not been employed in an executive capacity of the company for at least five years prior to election to the audit committee;

(2)

 is not a significant1 advisor or consultant to the company, nor affiliated with any firm that is;

(3)

 is not affiliated with a significant customer or supplier of the company;

(4)

 does not have a personal services contract with the company;

(5)

 is not affiliated with a tax-exempt entity that receives significant contributions from the company; and

(6)

 is not a spouse, parent, sibling, child or in-law of any person described in (1) through (5) or of any member of management.

At least one member of the committee shall have a background in financial reporting, accounting or auditing.

The Board shall appoint one of the members of the audit committee as Chairperson.  It is the responsibility of the Chairperson to schedule all meetings of the committee and provide the committee with a written agenda for all meetings.

--------------------------------------------------

3 a significant relationship is any that results in the payment by the company to the corresponding entity of cash or cash equivalents that exceed $60,000. in Canadian funds

3.

Committee Mandate

In meeting its responsibilities, the committee shall:

4.

General

•

Have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities.  The committee shall have unrestricted access to members of management and all information relevant to its responsibilities.  The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

•

Meet at least 2 times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

•

Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

•

Review and update the committee’s charter.

•

Perform such other functions assigned by law, the company’s charter or bylaws, or the board of directors.

•

Meet with the head of internal auditing, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

5.

Internal Controls and Risk Assessment

•

Review and evaluate the effectiveness of the company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the company.

•

Consider and review with management, the independent accountants and the head of internal auditing:

•

The effectiveness of or weaknesses in the company’s internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

•

Any related significant findings and recommendations of the independent accountants and internal auditing together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

2

•

Review with the head of internal auditing and the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

•

Discuss with management, the Company’s independent accountants, and the head of internal auditing, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

6.

Financial Reporting

•

Review filings with the regulatory agencies and other published documents containing the company’s financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

•

Review with management and the independent accountants at the completion of the annual examination:

•

The company’s annual financial statements and related footnotes.

•

The independent accountants’ audit of the financial statements and his or her report thereon.

•

Any significant changes required in the independent accountants’ audit plan.

•

Any serious difficulties or disputes with management encountered during the course of the audit.

•

The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

•

Other matters related to the conduct of the audit which is to be communicated to the committee under generally accepted auditing standards.

•

Review and approve the company's accounting principles.

•

Assess internal processes for determining and managing key financial statement risk areas.

7.

External Auditor

•

Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

•

Review the scope and approach of the annual audit with the independent accountants.

•

Assess the external auditors' process for identifying and responding to key audit and internal control risks.

3

•

Review the external auditors' identification of issues and business and financial risks and exposures.

•

Confirm and assure the independence of the independent accountants, including a review of the nature of all services and related fees provided by the independent accountants.

•

Instruct the independent accountants to report directly to the audit committee any serious difficulties or disputes with management.

8.

Internal Auditor

•

Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.

•

Consider, in consultation with the head of internal auditing, the audit scope and role of the internal auditors.

•

Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the company's overall business objectives and management's success and risk factors.

•

Consider and review with management and the head of internal auditing:

•

Significant findings during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

•

Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

•

Any changes required in the planned scope of their audit plan.

•

The internal auditing department budget and staffing.

•

The internal auditing department charter.

•

Internal auditing’s compliance with Canadian GAAP.

•

Review and concur in the appointment, replacement, reassignment, or dismissal of the head of internal auditing.

•

Confirm and assure the independence of the internal auditor.

4

9.

Compliance with Laws and Regulations

•

Ascertain whether the company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

•

Review with the company's general counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, related company compliance policies, and programs and reports received from regulators.

10.

Compliance with Codes of Ethical Conduct

•

Review and assess the company's processes for administering a code of ethical conduct.

•

Review with the head of internal auditing and the independent accountants the results of their review of the company’s monitoring of compliance with the company’s code of conduct, including compliance with the Foreign Corrupt Practices Act.

•

Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

Approved and adopted by the Board of Directors on March 17, 2006.

5

EXHIBIT 99.3

PROXY

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF VISIPHOR CORPORATION TO BE HELD AT SUITE 428, 4720 KINGSWAY,  METROTOWER II, BURNABY, BRITISH COLUMBIA, ON FRIDAY, MAY 11, 2007 AT 10:00 A.M. PACIFIC TIME

The undersigned Shareholder of the Company hereby appoints Roy Trivett, Chief Executive Officer and a Director of the Company, or failing this person, Sunil Amin, Chief Financial Officer of the Company, or in the place of the foregoing, _____________________________________  (please print the name), as proxy holder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Shareholder was present at the said Meeting, or any adjournment thereof.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER PRINT HERE: ____________________________________________

REGISTERED HOLDER SIGN HERE: _____________________________________________

DATE SIGNED: ________________________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Circular)

	For	Against	Withhold
1. Appointment of Grant Thornton LLP, Chartered Accountants as auditors of the Company
2. To authorize the Directors to fix the Auditors’ remuneration
3. To elect as Director – Oliver “Buck” Revell
4. To elect as Director – Roy Trivett
5. To elect as Director – Clyde Farnsworth
6. To elect as Director – Al Kassam
7. To elect as Director – Keith Kretschmer
8. To elect as Director – Michael Volker
9. To elect as Director – Wanda Dorosz
10. To pass an ordinary resolution of disinterested shareholders to approve the amendment to the Company's stock option plan.

THIS PROXY FORM MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

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INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) may not be valid unless it is signed by the Registered Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by the Registered Shareholder for the proxy holder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply registered with the scrutineers before the Meeting begins.

5.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do either of the following:

(a)

To appoint one of the management appointees named on the Instrument of Proxy, leave the wording appointing a nominee as is,(i.e. do not strike out the management proxy holders shown and do not complete the blank space provided for the appointment for the appointment of an alternate proxy holder).   Where no choice is specified by a Registered Shareholder with respect to a resolution set out on the Instrument of Proxy, a management appointee acting as proxy holder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;  OR

(b)

To appoint another proxy holder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxy holder names and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxy holder.  If no choice is specified, the proxy holder has discretionary authority to vote as the proxy holder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxy holder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy holder in its sole discretion sees fit.

7.

If a Registered Shareholder has returned the Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “Pacific Corporate Trust Company” no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3B9, and its fax number is (604) 689-8144.

IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF THIS PROXY IN THE ADDRESS BOX.
REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR
INTERNET VOTING AT http://webvote.pctc.com

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EXHIBIT 99.4

Request for Voting Instructions (“VIF”)

ANNUAL GENERAL & SPECIAL MEETING OF SHAREHOLDERS OF

VISIPHOR CORPORATION

TO BE HELD AT SUITE 428, 4720 KINGSWAY, METROTOWER II, BURNABY, BRITISH COLUMBIA,

ON FRIDAY, MAY 11, 2007, AT 10:00 AM PACIFIC TIME

To our securityholders:

We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified below.  Unless you or someone on your behalf attends the meeting as a proxyholder, your securities can be voted only by management, as proxyholder of the registered holder, in accordance with your instructions.

We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.  In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions.  Please complete and return the information requested in this form to provide your voting instructions to us promptly.

Should you wish to attend and vote at the meeting or have someone else attend and vote at the meeting on your behalf, please complete the reverse side of this form.

SECURITYHOLDER SIGN HERE:

DATE SIGNED:

THIS FORM MUST BE SIGNED AND DATED ABOVE.

SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.

Resolutions

(For full details of each resolution, please see the enclosed Information Circular)

	For	Against	Withhold
1. Appointment of Grant Thornton LLP, Chartered Accountants as auditors of the Company		N/A
2. To authorize the Directors to fix the Auditors’ remuneration			N/A
3. To elect as Director – Oliver “Buck” Revell		N/A
4. To elect as Director – Roy Trivett		N/A
5. To elect as Director – Clyde Farnsworth		N/A
6. To elect as Director – Al Kassam		N/A
7. To elect as Director – Keith Kretschmer		N/A
8. To elect as Director – Michael Volker		N/A
9. To elect as Director – Wanda Dorosz		N/A
10. To pass an ordinary resolution of disinterested shareholders to approve the amendment to the Company's stock option plan.

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Please complete the following only if you or someone other than a management representative will be attending the meeting to vote on your behalf.

IF YOU WISH TO:

A)   VOTE IN PERSON AT THE MEETING or

B)   APPOINT SOMEONE OTHER THAN THE MANAGEMENT PROXYHOLDERS NAMED IN THE MEETING MATERIAL

      TO VOTE ON YOUR  BEHALF,

PRINT THE NAME OF PERSON WHO WILL BE ATTENDING THE MEETING HERE:

SECURITYHOLDER SIGN HERE:

DATE SIGNED:

If you complete the above, a form of legal proxy will be issued which will grant you or the person specified by you the right to attend the meeting and vote.  If you require assistance in completing this form, please contact at PCTC at 604-689-9853.

INSTRUCTIONS FOR COMPLETION OF VIF

1.

If this VIF is signed and the form is not marked otherwise, the securities will be voted in favour of each matter identified in the notice of meeting.

2.

If this VIF is not dated in the space provided, authority is hereby given by you, the securityholder, for the proxyholder to date this form seven (7) calendar days after the date on which it was mailed to you, the securityholder.

3.

This VIF confers discretionary authority to vote on such other business as may properly come before the meeting or any adjournment thereof.

4.

This VIF should be read in conjunction with the accompanying notice of meeting and information circular.

5.

By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to voting of, these securities.

6.

If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.

7.

To be represented at the Meeting, VIFs must be submitted no later than forty-eight (“48”) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this VIF in the address box, holders may complete internet voting at http://webvote.pctc.com.   To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this VIF in the address box, holders may complete telephone voting at 1-888-Tel-Vote (1-888-835-8683).  Please have this proxy in hand when you call.  A proxyholder that is not a management proxyholder cannot be appointed by telephone.

RETURN YOUR VIF BY MAIL OR FAX to Pacific Corporate Trust Company

510 BURRARD STREET, 2ND FLOOR, VANCOUVER, BRITISH COLUMBIA, V6C 3B9.  FAX NUMBER 604-689-8144.  VOTING BY MAIL OR FAX MAY BE THE ONLY METHOD FOR HOLDINGS HELD IN THE NAME OF A CORPORATION OR HOLDINGS VOTED ON BEHALF OF ANOTHER INDIVIDUAL.  DO NOT MAIL THE PRINTED PROXY OR VIF IF YOU HAVE VOTED BY INTERNET OR TELEPHONE

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